VAN KAMPEN FOCUS PORTFOLIOS, SERIES 142

                      PREFERRED INCOME PORTFOLIO, SERIES 1

                          SUPPLEMENT TO THE PROSPECTUS

         Notwithstanding anything to the contrary in the prospectus, the securities of Foster Wheeler Ltd. were liquidated from the Trust due to serious adverse credit factors.

Supplement Dated:  April 29, 2002